                                    KEYSTONE

                              (photo of mountains)


                                     CAPITAL
                                 PRESERVATION AND
                                   INCOME FUND

                        (logo)  EVERGREEN KEYSTONE  (logo)
                                      FUNDS

                                SEMI-ANNUAL REPORT
                                   MARCH 31, 1997

PAGE 1
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH LOW VOLATILITY OF
PRINCIPAL.

Dear Shareholder:

We are writing to report on the activities of Keystone Capital Preservation and Income Fund for the six-month period which ended March 31, 1997.

PERFORMANCE

  Class A shares returned 3.09% for the six-month period and 6.50% for the twelve-month period.
  Class B shares returned 2.60% for the six-month period and 5.71% for the twelve-month period.
  Class C shares returned 2.61% for the six-month period and 5.72% for the twelve-month period.
  The six-month U.S. Treasury bill, a benchmark for short-term income-oriented obligations, returned 2.58% for the six-month period and 5.27% for the twelve-month period which ended March 31, 1997.
  We believe your Fund performed very well, consistent with its objective of providing investors with a relatively stable net asset value, combined with current income. Also, due to its risk adjusted performance, your Fund earned a **** (four stars) rating as of March 31, 1997-- its second highest rating-- by Morningstar, an independent mutual fund rating organization.(1)

FUND STRATEGY
Your Fund achieved these strong results by taking advantage of the higher interest rate environment which developed over the past six months. We did this by raising the portfolio's investment in adjustable-rate mortgage securities
(ARMS) and reducing holdings in fixed-rate securities. This enabled your Fund to generate more income as interest rates rose; ARMS coupons adjust to reflect changes in short-term interest rates. In contrast, the coupons of fixed-rate mortgage securities do not change and typically perform better when interest rates decline.
  Your Fund also demonstrated the stability it was designed to provide. For example, the net asset value (NAV) of Class A shares moved within a range of $9.74 to $9.79 during the six-month period which ended March 31, 1997. The other share classes exhibited similar stability.

(1)SOURCE: MORNINGSTAR, INC. MORNINGSTAR'S PROPRIETARY RATINGS REFLECT THE FUND'S HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF MARCH 31, 1997. RATINGS ARE SUBJECT TO CHANGE MONTHLY. THEY ARE CALCULATED BASED ON THE FUND'S 1-,3-,5- AND 10-YEAR AVERAGE ANNUAL RETURN IN EXCESS OR BELOW THE 90-DAY TREASURY BILL RETURN. RATINGS ARE NOT ADJUSTED FOR SALES CHARGES, BUT ARE ADJUSTED FOR OTHER FEES. THE TOP 10% OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS AND THE BOTTOM 10% RECEIVE 1 STAR. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                 -- CONTINUED--

PAGE 2
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

OUTLOOK

We believe that interest rates could continue to fluctuate over the near-term, within an overall trend that is biased upward, as the Federal Reserve and market participants monitor developing economic strength. We recognize and are closely watching these pockets of strength. However, we think this rise in interest rates is cyclical and temporary in nature; and that inflation will not become embedded in the economy. Later in 1997, we anticipate a return to moderate economic growth, well-contained inflation and a stable-to-declining interest rate environment. Historically, this has been positive for fixed-income securities.
  We appreciate your continued support of Keystone Capital Preservation and Income Fund. We encourage you to write to us with your questions or comments about your Keystone investment.

Sincerely,

/s/ Albert H. Elfner, III                     (Photo of Albert H. Elfner, III)
Albert H. Elfner, III                               ALBERT H. ELFNER, III
CHAIRMAN                                      (Photo of George S. Bissell)
KEYSTONE INVESTMENT MANAGEMENT COMPANY              GEORGE S. BISSELL

/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

May 1997

                               A Discussion With
                               Your Fund Manager

                        (Photo of Christopher P. Conkey)

   CHRISTOPHER P. CONKEY IS CHIEF INVESTMENT OFFICER OF KEYSTONE'S FIXED INCOME GROUP AND WAS THE SENIOR PORTFOLIO MANAGER OF YOUR FUND FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997. GARY E. PZEGEO IS THE NEW PORTFOLIO MANAGER OF YOUR FUND. MR. PZEGEO IS A CHARTERED FINANCIAL ANALYST WITH 7 YEARS PROFESSIONAL EXPERIENCE. HE HAS SERVED AS SENIOR RESEARCH ASSOCIATE AND ANALYST FOR KEYSTONE'S FIXED INCOME GROUP SINCE 1994.

Q WHAT WAS THE FIXED-INCOME INVESTMENT ENVIRONMENT LIKE OVER THE PAST SIX
MONTHS?

A The environment was favorable in the first part of the reporting period, but weakened at the end of 1996 and into 1997. Market interest rates rose. Further, the Federal Reserve Board raised the federal funds rate by 1/4% in March 1997. The "Fed Funds Rate", as it is known to investors, represents the rate at which banks lend to each other overnight. The administration of a change in this rate is the primary vehicle that the Federal Reserve Board has to influence interest rates. As of March 31, 1997, the benchmark 30-year U.S. Treasury bond yielded 7.20% versus 6.96% on September 30, 1996.

Q WHAT CAUSED THE INTEREST RATE CLIMATE TO CHANGE?

A As we entered last year's fourth quarter, interest rates were stable. The economy was growing at a moderate rate and inflation was low. There also was substantial global liquidity. This created strong demand from foreign investors, who were attracted to the positive investment and economic climate in the U.S.
  The economy began to exhibit signs of strength, particularly in the housing and manufacturing sectors and in consumer confidence as we approached year-end. This strength has carried into the new year, with investors closely monitoring robust employment and consumer spending data.

Q IN WHAT SECURITIES DID THE FUND INVEST?

A The Fund invests primarily in adjustable-rate mortgage securities (ARMS) and fixed-rate mortgage-backed and U.S. government and agency securities. The securities are analyzed and selected with regard to geographic diversification and mortgage-rate adjustment dates, among other attributes. In our opinion, adjustable-rate mortgage securities (ARMS) presented attractive relative value and performed well during this time. We did not invest in any derivative securities during this six-month period.

 FUND PROFILE

 OBJECTIVE: Seeks a high level of current income consistent with low volatility of principal primarily from adjustable-rate mortgage securities (ARMS).

 COMMENCEMENT OF INVESTMENT OPERATIONS: July 1, 1991

 AVERAGE QUALITY: AAA

 NET ASSETS: $55.3 million

PAGE 4
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

Q WHAT STRATEGIES DID YOU USE OVER THE PAST SIX MONTHS?

A We increased your Fund's ability to benefit from higher interest rates. We did this by increasing the portfolio's investment in adjustable-rate mortgage securities (ARMS) from 84% on September 30, 1996 to 95% on March 31, 1997 and decreasing the Fund's net assets in fixed-rate securities from 14% to 3% over the same period. The coupons of ARMS change, reflecting adjustments in various short-term rate indexes. By their nature then, ARMS are attractive investment vehicles when short-term interest rates are rising. In contrast, the coupons of fixed-rate mortgages do not change, so these securities typically perform better when interest rates are declining.

Q WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A We think the U.S. economy is in a prolonged moderate growth cycle, with periodic overheating and recessionary scares. We believe these scares are temporary and that inflation has not become embedded into the U.S. economy.
  Over the near-term, we expect the Federal Reserve will attempt to engineer a return to a level of sustainable non-inflationary growth through moderate increases in short term interest rates. Longer term, however, we anticipate a slowdown in economic growth, well-contained inflation and a stable-to-declining interest rate environment. We see the recent rise in yields as an opportunity to capture higher income and the potential for price inflation for later in 1997. (diamond)

    THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
    IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                   EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                  ATTN: SHAREHOLDER COMMUNICATIONS, 22ND FLOOR
             200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034.

             Your Fund's
             Performance


(Graph appears here with the following plot points.)

Growth of an investment in
Keystone Capital Preservation and Income Fund Class B

In Thousands
                              7/91     3/93     3/95     3/97
Reinvestment Distributions    (PLEASE FILL IN)
Initial Investment            (PLEASE FILL IN)

Total Value $12,795

A $10,000 investment in Keystone Capital Preservation and Income Fund Class B made on July 1, 1991 with all distributions reinvested was worth $12,795 on March 31, 1997. Past performance is no guarantee of future results.


Class A shares were introduced on December 30, 1994. Performance is reported after deducting the maximum front-end sales charge of 3.25%.
  Class B shares were introduced on July 1, 1991. Performance reflects the deduction of the maximum contingent deferred sales charge of 5% assuming shares were redeemed at the end of the period. If you have not redeemed, your return was greater than the figure listed.
  Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and redeeming after the end of that period.


 SIX-MONTH PERFORMANCE         AS OF MARCH 31, 1997
                                CLASS A    CLASS B    CLASS C
 Total returns*                   3.09%      2.60%      2.61%
 Net asset value 9/30/96          $9.74      $9.75      $9.74
             3/31/97              $9.76      $9.76      $9.75
 Dividends                        $0.28      $0.24      $0.24
 Capital gains                     None       None       None

 * BEFORE DEDUCTION OF FRONT-END OR CONTINGENT DEFERRED SALES CHARGE (CDSC), IF APPLICABLE.

[CAPTION]

    HISTORICAL RECORD                 AS OF MARCH 31, 1997
 CUMULATIVE TOTAL RETURNS        CLASS A    CLASS B    CLASS C
 1-year
   Without sales charge            6.50%      5.71%      5.72%
   With sales charge               3.04%      0.71%      4.72%
 Since inception
   Without sales charge           16.84%     27.95%     19.46%
   With sales charge              13.05%     26.98%     19.46%

 AVERAGE ANNUAL RETURNS
 1-year
   Without sales charge            6.50%      5.71%      5.72%
   With sales charge               3.04%      0.71%      4.72%
 Since inception                   5.59%      4.24%      4.36%

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class may differ.
  You may exchange shares for another Keystone fund by phone or in writing. You may also exchange funds through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                    INTEREST     MATURITY    PRINCIPAL       MARKET
                                                                      RATE         DATE        AMOUNT         VALUE
ADJUSTABLE RATE MORTGAGE SECURITIES (94.7%)
FHLMC (40.4%)
FHLMC Pool #605386, Cap 12.89%, Margin 2.12% + CMT, Resets Annually    7.94%     09/01/17    $1,557,032    $ 1,626,616
FHLMC Pool #605343, Cap 13.60%, Margin 2.13% + CMT, Resets Annually    7.84      03/01/19     1,696,764      1,750,849
FHLMC Pool #645062, Cap 14.11%, Margin 2.31% + CMT, Resets Annually    7.78      05/01/19       141,896        146,286
FHLMC Pool #785114, Cap 13.23%, Margin 2.13% + CMT, Resets Annually    7.57      07/01/19       156,168        163,294
FHLMC Pool #865220, Cap 15.05%, Margin 2.35% + CMT, Resets Annually    8.37      04/01/20       880,126        902,957
FHLMC Pool #785147, Cap 12.79%, Margin 2.02% + CMT, Resets Annually    7.68      05/01/20        69,859         71,889
FHLMC Pool #606541, Cap 13.56%, Margin 2.04% + CMT, Resets Annually    7.56      03/01/21       748,461        779,567
FHLMC Pool #845039, Cap 12.50%, Margin 2.09% + CMT, Resets Annually    7.76      10/01/21     2,340,916      2,412,607
FHLMC Pool #606679, Cap 12.07%, Margin 2.16% + CMT, Resets Annually    7.98      10/01/21     1,418,557      1,480,619
FHLMC Pool #845063, Cap 12.05%, Margin 2.18% + CMT, Resets Annually    7.86      11/01/21     2,064,693      2,134,376
FHLMC Pool #845070, Cap 11.84%, Margin 2.12% + CMT, Resets Annually    7.73      01/01/22     2,320,515      2,403,183
FHLMC Pool #845082, Cap 12.34%, Margin 1.98% + CMT, Resets Annually    7.52      03/01/22     1,854,858      1,902,389
FHLMC Pool #607352, Cap 13.62%, Margin 2.17% + CMT, Resets Annually    7.69      04/01/22     4,218,625      4,412,429
FHLMC Pool #846298, Cap 13.04%, Margin 1.85% + CMT, Resets Annually    7.22      08/01/22     2,083,691      2,149,452
TOTAL FHLMC                                                                                                 22,336,513
FNMA (54.3%)
FNMA Pool #094564, Cap 15.86%, Margin 1.98% + CMT, Resets Annually     7.69      01/01/16     1,166,669      1,214,246
FNMA Pool #092086, Cap 15.47%, Margin 2.08% + CMT, Resets Annually     7.44      10/01/16       471,036        486,490
FNMA Pool #070033, Cap 14.35%, Margin 1.75% + CMT, Resets Annually     7.50      10/01/17       769,516        795,610
FNMA Pool #070119, Cap 12.01%, Margin 2.00% + CMT, Resets Annually     7.64      11/01/17     3,421,302      3,541,047
FNMA Pool #062610, Cap 12.75%, Margin 2.13% + CMT, Resets Annually     7.75      06/01/18       304,348        315,904
FNMA Pool #090678, Cap 13.14%, Margin 2.18% + CMT, Resets Annually     7.91      09/01/18     2,695,797      2,829,320
FNMA Pool #114714, Cap 12.62%, Margin 1.75% + CMT, Resets Annually     7.37      03/01/19       316,525        327,109
FNMA Pool #105007, Cap 13.13%, Margin 2.03% + CMT, Resets Annually     7.67      07/01/19       312,617        321,899
FNMA Pool #095405, Cap 13.70%, Margin 2.08% + CMT, Resets Annually     7.66      12/01/19     1,299,009      1,342,039
FNMA Pool #103183, Cap 13.08%, Margin 2.00% + COFI, Resets Annually    6.07      06/01/20     2,305,133      2,273,078
FNMA Pool #102905, Cap 13.08%, Margin 2.00% + CMT, Resets Annually     7.40      07/01/20       842,085        879,844
FNMA Pool #107661, Cap 13.44%, Margin 2.01% + COFI, Resets Annually    6.07      09/01/20     2,010,621      1,982,661
FNMA Pool #124289, Cap 13.44%, Margin 2.01% + CMT, Resets Annually     7.61      09/01/21     6,777,713      7,066,851
FNMA Pool #124204, Cap 13.60%, Margin 2.01% + CMT, Resets Annually     7.63      01/01/22     1,077,535      1,125,011
FNMA Pool #065344, Cap 13.60%, Margin 2.01% + COFI, Resets Annually    6.09      09/01/27     3,560,097      3,510,589
FNMA Pool #124945, Cap 12.73%, Margin 2.11% + CMT, Resets Annually     7.69      01/01/31     1,969,244      2,062,783
TOTAL FNMA                                                                                                  30,074,481
TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES
  (COST-- $52,209,692)                                                                                      52,410,994

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                    INTEREST     MATURITY    PRINCIPAL       MARKET
                                                                      RATE         DATE        AMOUNT         VALUE
FIXED RATE MORTGAGE SECURITIES (2.2%)
FHLMC (0.0%)
FHLMC CMO, Series 11 Class 11C (Est. Mat. 1999) (b)                    9.50%     04/15/19    $   27,032    $    27,716
FNMA (2.2%)
FNMA Pool #100051 (Est. Mat. 1999) (b)                                 9.50      04/01/05       379,123        393,340
FNMA Pool #002497 (Est. Mat. 2001) (b)                                11.00      01/01/16       485,661        537,044
FNMA Pool #058442 (Est. Mat. 2002) (b)                                11.00      01/01/18       236,192        260,562
TOTAL FNMA                                                                                                   1,190,946
TOTAL FIXED RATE MORTGAGE SECURITIES (COST-- $1,216,108)                                                     1,218,662
U.S. TREASURY NOTES (1.1%) (COST-- $595,841)
U.S. Treasury Notes                                                    6.00      08/15/99       600,000        593,064

                                                                                              MATURITY
                                                                                               VALUE
REPURCHASE AGREEMENT (0.8%) (COST-- $437,000)
Keystone Joint Repurchase Agreement (Investments in repurchase
  agreements, in a joint trading account, purchased 3/31/97) (a)       6.47      04/1/97        437,079        437,000
TOTAL INVESTMENTS (COST-- $54,458,641)                                                                      54,659,720
OTHER ASSETS AND LIABILITIES-- NET (1.2%)                                                                      670,670
NET ASSETS-- (100%)                                                                                        $55,330,390

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at March 31, 1997.

(b) The estimated maturity of a Collateralized Motgage Obligation ("CMO") is based on current and projected prepayment rates.
   Changes in interest rates can cause the estimated maturity to differ from the listed dates.

LEGEND OF PORTFOLIO ABBREVIATIONS
CMT-- 1, 3, or 5 year Constant Maturity Treasury Index
COFI-- 11th District Cost of Funds Index

FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 8
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                             DECEMBER 30, 1994
                                                                                                              (DATE OF INITIAL
                                                                                                              PUBLIC OFFERING)
                                                      SIX MONTHS ENDED                YEAR ENDED                     TO
                                                       MARCH 31, 1997           SEPTEMBER 30, 1996 (D)       SEPTEMBER 30, 1995

                                                         (UNAUDITED)
NET ASSET VALUE BEGINNING OF PERIOD                        $  9.74                      $ 9.68                     $ 9.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.31                        0.61                       0.46
Net realized and unrealized gain (loss) on
  investments                                                (0.01)                       0.01                       0.14
Total from investment operations                              0.30                        0.62                       0.60
LESS DISTRIBUTIONS FROM:
Net investment income                                        (0.28)                      (0.53)                     (0.42)
In excess of net investment income                               0                           0                      (0.01)
Tax basis return of capital                                      0                       (0.03)                         0
Total distributions                                          (0.28)                      (0.56)                     (0.43)
NET ASSET VALUE END OF PERIOD                              $  9.76                      $ 9.74                     $ 9.68
TOTAL RETURN (A)                                              3.09%                       6.56%                      6.36%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                              0.92%(b)(c)                 0.91%(b)                   0.86%(b)(c)
  Total expenses excluding reimbursement                      1.39%(c)                    1.33%                      1.27%(c)
  Net investment income                                       6.21%(c)                    6.31%                      6.37%(c)
Portfolio turnover rate                                         23%                         74%                        67%
NET ASSETS END OF PERIOD (THOUSANDS)                       $15,370                     $22,684                    $19,293

(a)  Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.90% (annualized) for the six months ended March 31, 1997, 0.90% for the year ended September 30, 1996 and 0.82% (annualized) for the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995.

(c)  Annualized.

(d) Calculation based on average shares outstanding.

  SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              SIX MONTHS
                                 ENDED
                               MARCH 31,                             YEAR ENDED SEPTEMBER 30,
                                 1997             1996 (D)       1995         1994          1993          1992

                              (UNAUDITED)
NET ASSET VALUE BEGINNING
  OF PERIOD                       $9.75             $9.68         $9.62        $9.91         $9.88        $10.06
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income              0.26              0.55          0.52         0.47          0.45          0.58
Net realized and unrealized
  gain (loss) on
  investments                     (0.01)             0.01          0.03        (0.41)        (0.05)        (0.21)
Total from investment
  operations                       0.25              0.56          0.55         0.06          0.40          0.37
LESS DISTRIBUTIONS FROM:
Net investment income             (0.24)            (0.46)        (0.48)       (0.34)        (0.37)        (0.55)
In excess of net investment
  income                              0                 0         (0.01)       (0.01)            0             0
Tax basis return of capital           0             (0.03)            0            0             0             0
Total distributions               (0.24)            (0.49)        (0.49)       (0.35)        (0.37)        (0.55)
NET ASSET VALUE END OF
  PERIOD                          $9.76             $9.75         $9.68        $9.62         $9.91         $9.88
TOTAL RETURN (A)                   2.60%             5.90%         5.81%        0.58%         4.16%         3.71%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses                   1.67%(b)(c)       1.63%(b)      1.53%(b)     1.50%         1.50%         1.36%
  Total expenses excluding
    reimbursement                  2.17%(c)          2.09%         2.09%        1.93%         1.94%         2.03%
  Net investment income            5.50%(c)          5.63%         5.46%        4.05%         4.44%         5.50%
Portfolio turnover rate              23%               74%           67%          34%           60%           41%
NET ASSETS END OF PERIOD
  (THOUSANDS)                   $35,628           $44,096       $62,998      $95,761      $144,725      $186,742

                                JULY 1, 1991
                               (COMMENCEMENT
                             OF OPERATIONS) TO
                             SEPTEMBER 30, 1991
NET ASSET VALUE BEGINNING
  OF PERIOD                        $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                0.18
Net realized and unrealized
  gain (loss) on
  investments                        0.06
Total from investment
  operations                         0.24
LESS DISTRIBUTIONS FROM:
Net investment income               (0.18)
In excess of net investment
  income                                0
Tax basis return of capital             0
Total distributions                 (0.18)
NET ASSET VALUE END OF
  PERIOD                           $10.06
TOTAL RETURN (A)                     2.43%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses                     1.19%(c)
  Total expenses excluding
    reimbursement                    3.19%(c)
  Net investment income              6.42%(c)
Portfolio turnover rate                 2%
NET ASSETS END OF PERIOD
  (THOUSANDS)                     $25,769

(a)  Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.65% (annualized) for the six months ended March 31, 1997, and 1.62% and 1.50% for the years ended September 30, 1996 and 1995, respectively.

(c)  Annualized.

(d) Calculation based on average shares outstanding.

  SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                FEBRUARY 1, 1993
                                                     SIX MONTHS                                                 (DATE OF INITIAL
                                                        ENDED                                                   PUBLIC OFFERING)
                                                      MARCH 31,               YEAR ENDED SEPTEMBER 30,                 TO
                                                        1997             1996 (D)        1995         1994     SEPTEMBER 30, 1993

                                                     (UNAUDITED)
NET ASSET VALUE BEGINNING OF PERIOD                    $  9.74            $ 9.67        $ 9.60       $ 9.90          $ 9.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.27              0.54          0.52         0.40            0.23
Net realized and unrealized gain (loss) on
  investments                                            (0.02)             0.02          0.04        (0.35)           0.09
Total from investment operations                          0.25              0.56          0.56         0.05            0.32
LESS DISTRIBUTIONS FROM:
Net investment income                                    (0.24)            (0.46)        (0.48)       (0.34)          (0.24)
In excess of net investment income                           0                 0         (0.01)       (0.01)              0
Tax basis return of capital                                  0             (0.03)            0            0               0
Total distributions                                      (0.24)            (0.49)        (0.49)       (0.35)          (0.24)
NET ASSET VALUE END OF PERIOD                          $  9.75            $ 9.74        $ 9.67       $ 9.60          $ 9.90
TOTAL RETURN (A)                                          2.61%             5.91%         5.93%        0.48%           3.28%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                          1.67%(b)(c)       1.64%(b)      1.53%(b)     1.50%           1.50%(c)
  Total expenses excluding reimbursement                  2.19%(c)          2.09%         2.08%        1.94%           1.67%(c)
  Net investment income                                   5.50%(c)          5.60%         5.51%        4.08%           2.91%(c)
Portfolio turnover rate                                     23%               74%           67%          34%             60%
NET ASSETS END OF PERIOD (THOUSANDS)                    $4,332            $4,152        $2,755       $2,874          $2,077

(a)  Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.65% (annualized) for the six months ended March 31, 1997, and 1.62% and 1.50% for the years ended September 30, 1996 and 1995, respectively.

(c)  Annualized.

(d) Calculations based on average shares outstanding.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)

ASSETS (NOTES 2 AND 5)
 Investments at market value
   (identified cost-- $54,458,641)               $54,659,720
 Cash                                                    385
 Interest receivable                                 476,946
 Principal paydowns receivable                       289,625
 Receivable for Fund shares sold                     186,105
 Due from investment adviser                          30,670
 Prepaid expenses and other assets                    31,838
     Total assets                                 55,675,289
LIABILITIES (NOTES 2, 4 AND 5)
 Payable for Fund shares redeemed                    204,770
 Distributions to shareholders                        93,398
 Due to related parties                                7,100
 Distribution fee payable                              6,843
 Other accrued expenses                               32,788
     Total liabilities                               344,899
NET ASSETS                                       $55,330,390
NET ASSETS REPRESENTED BY (NOTE 2)
 Paid-in capital                                 $62,408,402
 Accumulated distributions in excess of net
   investment income                                (138,788)
 Accumulated net realized loss on investments     (7,140,303)
 Net unrealized appreciation on investments          201,079
     TOTAL NET ASSETS                            $55,330,390
NET ASSET VALUE (NOTE 2)
 CLASS A
   Net assets of $15,370,035 / 1,575,579 shares
     outstanding                                 $      9.76
   Offering price per share ($9.76 / 0.9675)
     (based on a sales charge of 3.25% of the
     offering price at March 31, 1997)           $     10.09
 CLASS B
   Net assets of $35,627,924 / 3,649,390 shares
     outstanding                                 $      9.76
 CLASS C
   Net assets of $4,332,431 / 444,139 shares
     outstanding                                 $      9.75

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997
(UNAUDITED)

INVESTMENT INCOME
 Interest                                            $2,208,829
EXPENSES (NOTES 4, 5 AND 6)
 Distribution Plan expenses            $ 241,742
 Management fee                          198,982
 Transfer agent fees                      64,745
 Custodian fees                           30,933
 Accounting, auditing and legal fees      28,415
 Other                                    39,977
 Reimbursement from investment
   adviser                              (153,096)
   Total expenses                        451,698
   Less: Indirectly paid expenses         (7,337)
 Net expenses                                           444,361
 Net investment income                                1,764,468
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS (NOTE 3)
 Net realized gain on investments                         8,948
 Net change in unrealized
   appreciation (depreciation) on
   investments                                          (61,809)
 Net realized and unrealized loss on
   investments                                          (52,861)
 NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                   $1,711,607

PAGE 12
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED        YEAR ENDED
                                                                                     MARCH 31, 1997     SEPTEMBER 30, 1996

                                                                                      (UNAUDITED)
OPERATIONS
  Net investment income                                                               $  1,764,468         $  4,442,259
  Net realized gain (loss) on investments                                                    8,948             (549,777)
  Net change in unrealized appreciation (depreciation) on investments                      (61,809)             648,310
     Net increase in net assets resulting from operations                                1,711,607            4,540,792
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1)
  Net investment income:
     Class A                                                                              (497,392)          (1,089,444)
     Class B                                                                              (994,417)          (2,568,398)
     Class C                                                                              (105,639)            (147,748)
  Tax basis return of capital:
     Class A                                                                                     0              (52,292)
     Class B                                                                                     0             (123,279)
     Class C                                                                                     0               (7,092)
     Total distributions to shareholders                                                (1,597,448)          (3,988,253)
CAPITAL SHARE TRANSACTIONS (NOTE 2)
  Proceeds from shares sold:
     Class A                                                                             2,979,468            7,859,112
     Class B                                                                             1,243,918            2,742,007
     Class C                                                                               659,249            2,090,764
  Payments from shares redeemed:
     Class A                                                                           (10,775,523)          (5,471,951)
     Class B                                                                           (10,582,475)         (23,865,587)
     Class C                                                                              (568,892)            (844,271)
  Net asset value of shares issued in reinvestment of dividends and distributions:
     Class A                                                                               440,675              865,840
     Class B                                                                               801,937            1,829,883
     Class C                                                                                85,583              127,771
     Net decrease in net assets resulting from capital share transactions              (15,716,060)         (14,666,432)
       Total decrease in net assets                                                    (15,601,901)         (14,113,893)
NET ASSETS
  Beginning of period                                                                   70,932,291           85,046,184
  END OF PERIOD [INCLUDING ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
     INCOME AS FOLLOWS:
     1997-- ($138,788) AND 1996-- ($305,808)] (NOTE 1)                                $ 55,330,390         $ 70,932,291

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFCANT ACCOUNTING POLICIES

Keystone Capital Preservation and Income Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversifed, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek a high level of current income consistent with low volatility of principal. The Fund pursues its investment objective primarily by investing in adjustable-rate mortgage securities.
  The following is a summary of signifcant accounting policies consistently followed by the Fund in the preparation of its fnancial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fxed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with qualifed third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

PAGE 14
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identifed cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

E. FEDERAL INCOME TAXES

The Fund has qualifed and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. DISTRIBUTIONS

The Fund declares dividends from net investment income daily and distributes such dividend monthly and declares and distributes net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) on mortgaged-backed securities.

G. CLASS ALLOCATIONS

Effective January 1, 1997, Class A shares are currently offered at a public offering price which includes a maximum sales charge of 3.25% payable at the time of purchase. Prior to January 1, 1997, Class A shares were offered at a public offering price which included a maximum sales charge of 3.0% payable at the time of purchase.
  Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.
  Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.
  Income, expenses (other than class specifc expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specifc expenses are limited to expenses incurred under the Distribution Plans for each class.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of benefcial interest with no par value. Shares of benefcial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

                           SIX MONTHS ENDED     YEAR ENDED
                              MARCH 31,        SEPTEMBER 30,
CLASS A                          1997              1996
Shares sold                      304,938            808,295
Shares redeemed               (1,102,881)          (563,085)
Shares issued in
  reinvestment of
  dividends and
  distributions                   45,137             89,475
Net increase (decrease)         (752,806)           334,685
CLASS B
Shares sold                      127,227            282,004
Shares redeemed               (1,082,405)        (2,455,640)
Shares issued in
  reinvestment of
  dividends and
  distributions                   82,082            187,040
Net decrease                    (873,096)        (1,986,596)
CLASS C
Shares sold                       67,427            215,390
Shares redeemed                  (58,220)           (86,982)
Shares issued in
  reinvestment of
  dividends and
  distributions                    8,766             12,718
Net increase                      17,973            141,126

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of U.S. government securities (excluding short-term securities) for the six months ended March 31, 1997 were $14,187,223 and $29,848,020, respectively.
  The average daily balance of reverse repurchase agreements outstanding during the six months ended March 31, 1997 was $1,023,536 at a weighted average interest rate of 5.47%. The maximum amount of borrowing during the six months ended March 31, 1997 was $4,066,236 (including accrued interest).
  As of September 30, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $7,121,000 which expires as follows:
$59,000-- 1999, $34,000-- 2000, $5,935,000-- 2001, $197,000-- 2002,
$642,000-- 2003 and $254,000-- 2004.

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.
  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

PAGE 16
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

  During the six months ended March 31, 1997, amounts paid to EKD and/or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were as follows:

Class A       $18,833
Class B       201,680
Class C        21,229

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.
  At March 31, 1997 total unpaid distribution costs were $9,156,633 for Class B shares and $551,155 for Class C shares.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND
OTHER AFFLIATED TRANSACTIONS

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee that is calculated by applying percentage rates, which start at 0.55% and decline to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund.
  Keystone has voluntarily limited the expenses of Class A shares to 0.90% of its average daily net assets and has limited the expenses of Class B and C shares to 1.65% of the average daily net assets of each respective class. For the six months ended March 31, 1997, Keystone reimbursed the Fund $153,096.
  During the six months ended March 31, 1997, the Fund paid or accrued $14,088 to Keystone for certain accounting services. Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended March 31, 1997, the Fund incurred total custody fees of $30,933 and received a credit of $7,337 pursuant to this expense offset arrangement, resulting in a net custody expense of $23,596. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

ADDITIONAL INFORMATION
(UNAUDITED)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. TO ELECT THE FOLLOWING TRUSTEES:

                                  AFFIRMATIVE     WITHHELD
  Frederick Amling                   4,437,177       62,876
  Laurence B. Ashkin                 4,437,177       62,876
  Charles A. Austin III              4,437,177       62,876
  Foster Bam                         4,437,177       62,876
  George S. Bissell                  4,437,177       62,876
  Edwin D. Campbell                  4,429,486       70,566
  Charles F. Chapin                  4,437,177       62,876
  K. Dun Gifford                     4,437,177       62,876
  James S. Howell                    4,437,177       62,876
  Leroy Keith, Jr.                   4,437,177       62,876
  F. Ray Keyser, Jr.                 4,437,177       62,876
  Gerald M. McDonell                 4,437,177       62,876
  Thomas L. McVerry                  4,437,177       62,876
  William Walt Pettit                4,437,177       62,876
  David M. Richardson                4,437,177       62,876
  Russell A. Salton, III M.D.        4,436,966       63,086
  Michael S. Scofield                4,437,177       62,876
  Richard J. Shima                   4,437,177       62,876
  Andrew J. Simons                   4,437,177       62,876

2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY:

  Affirmative             4,314,358
  Against                    53,218
  Abstain                   132,476

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


                                KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                   (diamond)
                                Balanced Fund II
                        California Insured Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                     Global Resources and Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                           Strategic Development Fund
                              Tax Free Income Fund
                                World Bond Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

            Evergreen Keystone
   (logo)         FUNDS         (logo)

   P.O. Box 2121
   Boston, Massachusetts 02106-2121


                                                              (recycle logo)

CPI-R REV01 5/97